GE INSTITUTIONAL FUNDS

Supplement dated September 29, 2010

To the Statement of Additional Information dated January 29, 2010, as supplemented on

May 28, 2010, August 27, 2010, and September 20, 2010

This supplement revises the statement of additional information (the “SAI”) for the GE Institutional Funds, effective as of September 20, 2010.

On page 112 of the Statement of Additional Information (the “SAI”), under the section entitled “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES,” the fourth paragraph entitled “Closed Fund:” is deleted in its entirety.

On page 113 of the SAI, under the section entitled “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES,” the second paragraph entitled “Eligibility Requirements” is deleted in its entirety and replaced with the following:

GE Asset Management Defined Contribution Full Service Program:

Retirement plans that participate in GE Asset Management’s defined contribution full service program are eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Fund by an eligible plan investor.

Investment Only Defined Contribution Plan Investors:

Any participant directed defined contribution plan with a minimum plan asset size of $25 million at the time of investment is eligible to invest in the Funds. Additionally, any participant directed defined contribution plan of any asset size that invests through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements is eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible investment only defined contribution plan investor.

Money Market Fund Only:

Affiliated non-money market mutual funds managed by GE Asset Management are eligible to invest in the Money Market Fund. There are no minimum investment requirements for initial or subsequent purchases of shares of the Money Market Fund by an eligible fund.

This Supplement should be retained for future reference.